     AMENDMENT No. 3, dated as of May 1, 2001 to the custody agreements (each an
"Agreement"),  between the Franklin  Templeton funds listed on Schedule A hereto
(each a "Fund"),  having a place of business  at 7500 East  Broward  Blvd.,  Ft.
Lauderdale,  FL 33394, and The Chase Manhattan Bank ("Bank"),  having a place of business at 270 Park Ave., New York, N.Y. 10017-2070.

     It is hereby agreed as follows:

     Section 1. Except as modified  hereby,  the  Agreement  is confirmed in all respects.  Capitalized  terms  used  herein  without  definition  shall have the meanings  ascribed to them in the Agreement..  This Amendment  supersedes in all respects  Amendment No 2 between the parties,  dated July 23, 1998,  which shall have no further force or effect as and after the date hereof.

     Section 2. Delete all of Section 2 of the Agreement  after  subsection (B.)
thereof.
h entity.

     Section  3.  The  following  definitions  are  added  to  Section  3 of the
Agreement in appropriate alphabetic sequence:

     (i) The term Subcustodian as used herein shall mean the following:

     (a) a  "U.S.  Bank,"  which  shall  mean a U.S.  bank  as  defined  in rule
17f-5(a)(7)  under the  Investment  Company Act of 1940, as amended ("1940 Act")
promulgated by the Securities and Exchange Commission ("SEC"); and

     (b) an "Eligible  Foreign  Custodian,"  which,  as defined in 1940 Act rule
17f-5(a)(1)  and (5),  shall mean (i) a banking  institution  or trust  company, incorporated  or  organized  under the laws of a country  other  than the United
States,  that is regulated  as such by that  country's  government  or an agency thereof, and (ii) a majority-owned  direct or indirect subsidiary of a U.S. Bank or bank holding company which  subsidiary is incorporated or organized under the laws of a country other than the United States. In addition, an Eligible Foreign
Custodian  shall also mean any other entity that shall have been so qualified by exemptive order, rule or other appropriate action of the SEC.

     (ii)  The  term  "securities  depository"  as used  herein  shall  mean the following when referring to a securities depository located:

     (a) outside the U.S,. an "Eligible  Securities  Depository" which, in turn, shall have the same meaning asin 1940 Act rule  17f-7(b)(1)(i)-(vi)  as the same may be amended from time to time, or that has  otherwise  been made exempt by an
SEC exemptive order, rule other appropriate SEC action, except that prior to the compliance date with rule 17f-7 for a particular  securities depository the term
"securities  depository"  shall be as  defined in  (a)(1)(ii)-(iii)  of the 1997 amendments to 1940 Act rule 17f-5.

     (b) in the U.S.,  a  "securities  depository"  as  defined in 1940 Act rule
17f-4(a).

     Section 4. Add the following at the end of Section 3 of the Agreement:

"For purposes of clarity, it is understood and agreed that the term Subcustodian shall not include any securities  depository.  For purposes of the provisions of the  Agreement  imposing  liability  on Bank,  the term  Subcustodian  shall not include any Eligible Foreign Custodian as to which Bank has not acted as Foreign
Custody Manager."

     Section 5. Add the following at the end of Section 3(d):

"and which shall be limited to Eligible Foreign  Custodians as defined in (i)(b)
of the definition of Eligible  Foreign  Custodians  contained  herein;  provided that, for purposes of the sections of this Agreement  addressing Chase liability
(including,  but not limited to,  Sections 7, 10, 14, and 16-17),  Foreign  Bank shall not include  any  Foreign  Bank as to which Chase has not acted as Foreign
Custody Manager."

     Section 6. Add the following at the end of Section 3(e):

"and which shall be limited to Eligible  Securities  Depositories  as defined in
(ii)(a) of the definition of Eligible Securities  Depositories contained herein;
provided that, for purposes of the sections of this Agreement  addressing  Chase liability  (including,  but not limited  to,  Sections 7, 10, 14, and 16-17) the term Foreign Securities Depository shall be deleted."

     Section  7.  Delete  the  word  "and"  at the  end of  Section  4(b) of the
Agreement and add the following at the end of Section 4(c) of the Agreement:

"; and (d) the risk  analysis  furnished  by Chase  pursuant  to  Section  24(a)
hereof".

     Section 8. Delete existing Section 5 of the Agreement and, insert,  in lieu thereof, the following:

"At the  request  of Fund,  Chase may,  but need not,  add an  Eligible  Foreign
Custodian  where Chase has not acted as Foreign  Custody Manager with respect to the selection  thereof;  provided  that, any such entities shall not be included for  purposes  of the  sections of this  Agreement  addressing  Chase  liability
(including,  but not  limited to,  Sections  7, 10, 14, and 16-17).  Chase shall notify Fund in the event that it elects to add any such entity."

     Section 9. Add the  following  language  to the end of Section  6(a) of the
Agreement:

"or,  in the case of cash  deposits,  except  for  liens or  rights  in favor of creditors of the Subcustodian  arising under  bankruptcy,  insolvency or similar laws."

     Section 10. Add new Section 23 to the Agreement as follows:

     23. Compliance with 1940 Act rule 17f-5 ("rule 17f-5").

     (a) Fund's board of directors (or equivalent  body)  (hereinafter  "Board")
hereby  delegates to Bank,  and Bank hereby accepts the delegation to it of, the obligation  to  perform as Fund's  "Foreign  Custody  Manager"  (as that term is defined in rule  17f-5(a)(3)),  including  for the  purposes  of: (i)  selecting
"Eligible Foreign  Custodians" (as that term is defined in rule 17f-5(a)(1),  as the same may be amended from time to time, or that have  otherwise been exempted by SEC  exemptive  order,  rule other  appropriate  SEC  action) to hold  Fund's
"Foreign  Assets"  (as  that  term is  defined  in rule  17f-5(a)(2),  and  (ii)
evaluating the contractual  arrangements  with such Eligible Foreign  Custodians
(as set forth in rule  17f-5(c)(2)),  and (iii)  monitoring such foreign custody arrangements (as set forth in rule 17f-5(c)(3)).

     (b) In connection with the foregoing, Bank shall:

(i) provide written reports  notifying  Fund's Board of the placement of Foreign
Assets with particular Eligible Foreign Custodians and of any material change in the arrangements with such Eligible Foreign Custodians,  with such reports to be provided  to  Fund's  Board at such  times as the  Board  deems  reasonable  and appropriate  based on the  circumstances of Fund's foreign custody  arrangements but until further notice from Fund requesting a different schedule, such reports shall be provided not less than quarterly in summary form,  with a more detailed report annually.

(ii)  exercise  such  reasonable  care,  prudence and diligence in performing as
Fund's  Foreign  Custody  Manager  as a  person  having  responsibility  for the safekeeping of Foreign Assets would exercise;

(iii) in selecting an Eligible  Foreign  Custodian,  first have  determined that
Foreign Assets placed and maintained in the safekeeping of such Eligible Foreign
Custodian shall be subject to reasonable care, based on the standards applicable to  custodians  in the  relevant  market,  after having  considered  all factors relevant to the safekeeping of such Assets, including, without limitation, those factors set forth in rule 17f-5(c)(1)(i)-(iv);

(iv) determine  that the written  contract with the Eligible  Foreign  Custodian requires that the Eligible  Foreign  Custodian will provide  reasonable care for
Foreign  Assets based on the standards  applicable to custodians in the relevant market as provided in rule 17f-5(c)(2); and

(v) have  established  a system to  monitor  the  continued  appropriateness  of maintaining  Foreign  Assets with  particular  Eligible  Foreign  Custodians and performance  of the governing  contractual  arrangements;  it being  understood, however,  that in the event that Bank shall have  determined  that the  existing
Eligible  Foreign  Custodian in a given country  would no longer afford  Foreign
Assets  reasonable  care and that no other  Eligible  Foreign  Custodian in that country would afford  reasonable  care,  Bank shall  promptly so advise Fund and shall then act in accordance  with the  Instructions of Fund with respect to the disposition of the affected Foreign Assets.

Subject to  (b)(i)-(v)  above,  Bank is hereby  authorized to place and maintain
Foreign Assets on behalf of Fund with Eligible Foreign Custodians  pursuant to a written contract deemed appropriate by Bank.

     (c) Except as  expressly  provided  herein  and in Section 24 hereof,  Fund shall be solely  responsible  to assure that the  maintenance  of Foreign Assets hereunder complies with the rules,  regulations,  interpretations  and exemptive orders promulgated by or under the authority of the SEC.

     (d) Bank  represents  to Fund  that it is a U.S.  Bank as  defined  in rule
17f-5(a)(7).  Fund  represents  to Bank that:  (1) the Assets  being  placed and maintained in Bank's custody are subject to the Investment  Company Act of 1940, as amended  (the "1940 Act") as the same may be amended  from time to time;  (2)
its Board (or other governing body) has determined that it is reasonable to rely on Bank to  perform as Fund's  Foreign  Custody  Manager;  and (3) its Board (or
other governing body) or its investment  adviser shall have determined that Fund may maintain Foreign Assets in each country in which Fund's Foreign Assets shall be  held  hereunder  and  determined  to  accept  the  risks  arising  therefrom
(including, but not limited to, a country's financial infrastructure, prevailing custody  and  settlement  practices,  laws  applicable  to the  safekeeping  and
recovery   of  Foreign   Assets  held  in  custody,   and  the   likelihood   of
nationalization,   currency  controls  and  the  like)  (collectively  ("Country
Risk")).  Nothing  contained  herein shall require Bank to make any selection on behalf of Fund that would entail  consideration  of Country Risk and,  except as may be provided in (e) below, to engage in any monitoring of Country Risk.

     (e) Bank shall provide to Fund such information relating to Country Risk as is  specified  in Schedule C hereto.  Fund hereby  acknowledges  that:  (i) such information  is  solely  designed  to  inform  Fund  of  market  conditions  and procedures  and is not intended as a  recommendation  to invest or not invest in particular  markets;  and (ii) Bank has gathered the information from sources it considers reliable,  but that Bank shall have no responsibility for inaccuracies or incomplete information.

     Section 11. Add a new Section 24 to the Agreement as follows:

     24. Compliance with 1940 Act rule 17f-7 ("rule 17f-7").

     (a)  Bank  shall,  for  consideration  by  Fund,  provide  an  analysis  in accordance  with rule  17f-7(a)(1)(i)(A)  of the custody risks  associated  with maintaining Fund's Foreign Assets with each Eligible Securities  Depository used by Bank as of the  date  hereof  (or,  in the  case  of an  Eligible  Securities
Depository  not  used  by Bank  as of the  date  hereof,  prior  to the  initial placement of Fund's Foreign Assets at such  Depository) and at which any Foreign
Assets of Fund are held or are expected to be held. The foregoing  analysis will be provided to Fund and its investment adviser(s) ("Adviser") at Bank's Website.
In connection  with the  foregoing,  either Fund or Adviser shall notify Bank of any  Eligible  Securities  Depositories  at which it does not choose to have its
Foreign  Assets  held.  Bank shall  monitor the custody  risks  associated  with maintaining Fund's Foreign Assets at each such Eligible Securities Depository on a  continuing  basis and shall  promptly  notify Fund or Adviser of any material changes in such risks.

     (b)  Bank  shall  exercise  reasonable  care,  prudence  and  diligence  in performing the requirements set forth in Section 24(a) above.

     (c) Based on the information  available to it in the exercise of diligence,
Bank shall determine the eligibility  under rule 17f-7 of each depository before including it on Appendix 1-B hereto and shall  promptly  advise Fund and Adviser
if  any  Eligible  Securities  Depository  ceases  to  be  eligible.   (Eligible
Securities  Depositories  used by Bank as of the date  hereof  are set  forth in
Appendix  1-B  hereto,  and as the same may be  amended  on  notice  to Fund and
Adviser from time to time.)

                              *********************

     IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first above written.

FRANKLIN TEMPLETON                          THE CHASE MANHATTAN BANK
On behalf of each of the Funds
listed on Schedule A hereto

By: /s/ John R. Kay                         By: /s/ John K. Barry
    --------------------------------        ----------------------

Name:    John R. Kay                        Name:    John Barry
Title:   Vice President                     Title:   Vice President
Date:    June 26, 2001                      Date:    5/3/01

                                   Schedule A
                              TEMPLETON U.S. FUNDS
                               As of April 1, 2001

P96299   TEMPLETON GROWTH FUND, INC. ("TGF") - 12/31/86

         TEMPLETON FUNDS, INC. ("TFI") - 2/11/86
P96116            Templeton World Fund
P96117            Templeton Foreign Fund

P96118   TEMPLETON GLOBAL SMALLER COMPNAIES FUND, INC. ("TGSCF") - 5/15/96

         TEMPLETON INCOME TRUST ("TIT") - 5/15/96
P96271            Templeton Global Bond Fund

P96766   TEMPLETON CAPITAL ACCUMULATOR FUND, INC. ("TCAF") - 1/14/91

P96847   TEMPLETON DEVELOPING MARKETS TRUST ("TDMT") - 10/16/91

         TEMPLETON INSTITUTIONAL FUNDS, INC. ("TIFI") - 1/29/96
P96721            Foreign Equity Series
P80289            Emerging Markets Series
P81800            Emerging Fixed Income Market Series

P96583   TEMPLETON GLOBAL OPPORTUNITIES TRUST ("TGOT") - 1/18/90

         TEMPLETON GLOBAL INVESTMENT TRUST ("TGIT") - 5/7/95
P81021            Templeton International Fund
P81020            Templeton Latin America Fund

P96309   TEMPLETON EMERGING MARKETS FUND, INC. ("TEMF") - 2/1/87

P96518   TEMPLETON GLOBAL INCOME FUND, INC. ("TGIF") - 2/29/88

P96340   TEMPLETON GLOBAL GOVERNMENTS INCOME TRUST ("TGG") - 10/22/88

P80394   TEMPLETON EMERGING MARKETS INCOME FUND, INC. ("TEMIF") - 9/17/93

P96311   TEMPLETON CHINA WORLD FUND, INC. ("TCWF") - 9/7/93

                             Schedule A (continued)
                              TEMPLETON U.S. FUNDS
                               As of April 1, 2001

P49247 &
P80672   TEMPLETON EMERGING MARKETS APPRECIATION FUND, INC. ("TEMAF") 4/22/94

P80816   TEMPLETON DRAGON FUND, INC. ("TDF") - 8/30/94

P80815   TEMPLETON VIETNAM AND SOUTHEAST ASIA FUND, INC. ("TVF")  - 9/15/94

P80906   TEMPLETON RUSSIA FUND, INC. ("TRF") - 6/15/95

                                   Schedule C

                       Information Regarding Country Risk
                       ----------------------------------

     1. To aid Fund in its  determinations  regarding  Country Risk,  Bank shall furnish  annually and upon the initial  placing of Foreign Assets into a country the following information (check items applicable):

A    Opinions of local counsel concerning:

___      i. Whether  applicable  foreign law would restrict the access  afforded
Fund's  independent  public accountants to books and records kept by an Eligible
Foreign Custodian located in that country.

___      ii. Whether applicable foreign law would restrict the Fund's ability to recover  its  assets  in the  event of the  bankruptcy  of an  Eligible  Foreign
Custodian located in that country.

___      iii. Whether  applicable  foreign law would restrict the Fund's ability to recover  assets that are lost while under the control of an Eligible  Foreign
Custodian located in the country.

B.   Written information concerning:

___      i.  The  likelihood  of  expropriation,  nationalization,  freezes,  or confiscation of Fund's assets.

___      ii. Whether difficulties in converting Fund's cash and cash equivalents to U.S. dollars are reasonably foreseeable.

C.   A market report with respect to the following topics:

(i) securities  regulatory  environment,  (ii) foreign  ownership  restrictions,
(iii)  foreign  exchange,  (iv)  securities  settlement  and  registration,  (v)
taxation,  (vi) market settlement risk, (vii) Eligible  Securities  Depositories
(including Depository evaluation), if any.

     2.   Bank shall furnish the following additional information:

          Market  flashes,  including with respect to changes in the information in market reports.

                             SECURITIES DEPOSITORIES
                            AS OF September 27, 2000

                                   Schedule B

                        ELIGIBLE SECURITIES DEPOSITORIES

-------------------- ------------------------------------------------- -----------------------------------------------------
COUNTRY                                DEPOSITORY                                          INSTRUMENTS
                     ------------------------------------------------- -----------------------------------------------------
-------------------- ------------------------------------------------- -----------------------------------------------------
Argentina            CVSA                                              Equity, Corporate + Government Debt
                     (Caja de Valores S.A.)
-------------------- ------------------------------------------------- -----------------------------------------------------
-------------------- ------------------------------------------------- -----------------------------------------------------
Argentina            CRYL                                              Government Debt
                     (Central de Registration y Liquidacion de
                     Instrumentos de Endeudamiento Publico)
-------------------- ------------------------------------------------- -----------------------------------------------------
-------------------- ------------------------------------------------- -----------------------------------------------------
Australia            Austraclear Limited                               Corporate Debt, Money Market + Semi-Government Debt
-------------------- ------------------------------------------------- -----------------------------------------------------
-------------------- ------------------------------------------------- -----------------------------------------------------
Australia            CHESS                                             Equity
                     (Clearing House Electronic Sub-register System)
-------------------- ------------------------------------------------- -----------------------------------------------------
-------------------- ------------------------------------------------- -----------------------------------------------------
Australia            RITS                                              Government Debt
                     (Reserve Bank of Australia/Reserve Bank
                     Information and Transfer System)
-------------------- ------------------------------------------------- -----------------------------------------------------
-------------------- ------------------------------------------------- -----------------------------------------------------
Austria              OeKB                                              Equity, Corporate + Government Debt

                     (Oesterreichische Kontrollbank AG)
-------------------- ------------------------------------------------- -----------------------------------------------------
-------------------- ------------------------------------------------- -----------------------------------------------------
Belgium              CIK                                               Equity + Corporate Debt
                     (Caisse Interprofessionnelle de Depots et de
                     Virements de Titres S.A.)
-------------------- ------------------------------------------------- -----------------------------------------------------
-------------------- ------------------------------------------------- -----------------------------------------------------
Belgium              NBB                                               Government Debt
                     (National Bank of Belgium)
-------------------- ------------------------------------------------- -----------------------------------------------------
-------------------- ------------------------------------------------- -----------------------------------------------------
Brazil               CBLC                                              Equity
                     (Companhia Brasileira de Liquidacao e Custodia)
-------------------- ------------------------------------------------- -----------------------------------------------------
-------------------- ------------------------------------------------- -----------------------------------------------------
Brazil               CETIP                                             Corporate Debt
                     (Central de Custodia e Liquidacao Financiera
                     de Titulos Privados)
-------------------- ------------------------------------------------- -----------------------------------------------------
-------------------- ------------------------------------------------- -----------------------------------------------------
Brazil               SELIC                                             Government Debt

                     (Sistema Especial de Liquidacao e Custodia)
-------------------- ------------------------------------------------- -----------------------------------------------------
-------------------- ------------------------------------------------- -----------------------------------------------------
Bulgaria             BNB                                               Government Debt
                     (Bulgaria National Bank)
-------------------- ------------------------------------------------- -----------------------------------------------------
-------------------- ------------------------------------------------- -----------------------------------------------------
Bulgaria             CDAD                                              Equity
                     (Central Depository A.D.)
-------------------- ------------------------------------------------- -----------------------------------------------------
-------------------- ------------------------------------------------- -----------------------------------------------------
Canada               CDS                                               Equity, Corporate + Government Debt
                     (The Canadian Depository for Securities
                     Limited)
-------------------- ------------------------------------------------- -----------------------------------------------------
-------------------- ------------------------------------------------- -----------------------------------------------------
Chile                DCV                                               Equity, Corporate + Government Debt
                     (Deposito Central de Valores S.A.)
-------------------- ------------------------------------------------- -----------------------------------------------------
-------------------- ------------------------------------------------- -----------------------------------------------------
China, Shanghai      SSCCRC                                            Equity
                     (Shanghai Securities Central Clearing and
                     Registration Corporation)
-------------------- ------------------------------------------------- -----------------------------------------------------
-------------------- ------------------------------------------------- -----------------------------------------------------
China, Shenzhen      SSCC                                              Equity
                     (Shenzhen Securities Clearing Company, Limited)
-------------------- ------------------------------------------------- -----------------------------------------------------
-------------------- ------------------------------------------------- -----------------------------------------------------
Colombia             DCV                                               Government Debt
                     (Deposito Central de Valores)
-------------------- ------------------------------------------------- -----------------------------------------------------
-------------------- ------------------------------------------------- -----------------------------------------------------
Colombia             DECEVAL                                           Equity, Corporate + Government Debt
                     (Deposito Centralizado de Valores de Colombia
                     S.A.)
-------------------- ------------------------------------------------- -----------------------------------------------------
-------------------- ------------------------------------------------- -----------------------------------------------------
Croatia              SDA                                               Equity + Government Debt
                     (Central Depository Agency Inc. - Stredisnja
                     depozitarna agencija d.d.)
-------------------- ------------------------------------------------- -----------------------------------------------------
-------------------- ------------------------------------------------- -----------------------------------------------------
Croatia              Ministry of Finance of the Republic of Croatia    Short-term debt issued by the Ministry of Finance.
-------------------- ------------------------------------------------- -----------------------------------------------------
-------------------- ------------------------------------------------- -----------------------------------------------------
Croatia              CNB                                               Short-term debt issued by the National Bank of
                     (Croatian National Bank)                          Croatia.
-------------------- ------------------------------------------------- -----------------------------------------------------
-------------------- ------------------------------------------------- -----------------------------------------------------
Czech Republic       SCP                                               Equity, Corporate + Government Debt
                     (Stredisko cennych papiru)
-------------------- ------------------------------------------------- -----------------------------------------------------
-------------------- ------------------------------------------------- -----------------------------------------------------
Czech Republic       CNB                                               Government Debt
                     (Czech National Bank)
-------------------- ------------------------------------------------- -----------------------------------------------------
-------------------- ------------------------------------------------- -----------------------------------------------------
Denmark              VP                                                Equity, Corporate + Government Debt
                     (Vaerdipapircentralen A/S)
-------------------- ------------------------------------------------- -----------------------------------------------------
-------------------- ------------------------------------------------- -----------------------------------------------------
Egypt                MCSD                                              Equity + Corporate Debt
                     (Misr for Clearing, Settlement and Depository,
                     S.A.E.)
-------------------- ------------------------------------------------- -----------------------------------------------------
-------------------- ------------------------------------------------- -----------------------------------------------------
Estonia              ECDS                                              Equity
                     (Estonian Central Depository for Securities
                     Limited - Eesti Vaatpaberite Keskdepositoorium)
-------------------- ------------------------------------------------- -----------------------------------------------------
-------------------- ------------------------------------------------- -----------------------------------------------------
Euromarket           DCC                                               Euro-CDs

                     (The Depository and Clearing Centre)
-------------------- ------------------------------------------------- -----------------------------------------------------
-------------------- ------------------------------------------------- -----------------------------------------------------
Euromarket           Clearstream                                       Euro-Debt

                     (Clearstream Banking, S.A.)
-------------------- ------------------------------------------------- -----------------------------------------------------
-------------------- ------------------------------------------------- -----------------------------------------------------
Euromarket           Euroclear                                         Euro-Debt
-------------------- ------------------------------------------------- -----------------------------------------------------
-------------------- ------------------------------------------------- -----------------------------------------------------
Finland              APK                                               Equity, Corporate + Government Debt
                     (Finnish Central Securities Depository Limited)
-------------------- ------------------------------------------------- -----------------------------------------------------
-------------------- ------------------------------------------------- -----------------------------------------------------
France               SICOVAM                                           Equity, Corporate + Government Debt
                     (Societe Interprofessionnelle pour la
                     Compensation des Valeurs Mobilieres, S.A.)
-------------------- ------------------------------------------------- -----------------------------------------------------
-------------------- ------------------------------------------------- -----------------------------------------------------
Germany              Clearstream                                       Equity, Corporate + Government Debt

                     (Clearstream Banking AG)
-------------------- ------------------------------------------------- -----------------------------------------------------
-------------------- ------------------------------------------------- -----------------------------------------------------
Greece               CSD                                               Equity + Corporate Debt
                     (Central Securities Depository S.A.)
-------------------- ------------------------------------------------- -----------------------------------------------------
-------------------- ------------------------------------------------- -----------------------------------------------------
Greece               BoG                                               Government Debt

                     (Bank of Greece)
-------------------- ------------------------------------------------- -----------------------------------------------------
-------------------- ------------------------------------------------- -----------------------------------------------------
Hong Kong            HKSCC                                             Equity
                     (Hong Kong Securities Clearing Company Limited)
-------------------- ------------------------------------------------- -----------------------------------------------------
-------------------- ------------------------------------------------- -----------------------------------------------------
Hong Kong            CMU                                               Corporate + Government Debt
                     (Central Moneymarkets Unit)
-------------------- ------------------------------------------------- -----------------------------------------------------
-------------------- ------------------------------------------------- -----------------------------------------------------
Hungary              KELER                                             Equity, Corporate + Government Debt
                     (Central Depository and Clearing House -
                     Kosponti Elszamolohaz es Ertektar (Budapest)
                     Rt.)
-------------------- ------------------------------------------------- -----------------------------------------------------
-------------------- ------------------------------------------------- -----------------------------------------------------
India                NSDL                                              Equity
                     (National Securities Depository Limited)
-------------------- ------------------------------------------------- -----------------------------------------------------
-------------------- ------------------------------------------------- -----------------------------------------------------
India                CDSL                                              Equity

                     (Central Depository Services (India) Limited)
-------------------- ------------------------------------------------- -----------------------------------------------------
-------------------- ------------------------------------------------- -----------------------------------------------------
India                RBI                                               Government Debt

                     (Reserve Bank of India)
-------------------- ------------------------------------------------- -----------------------------------------------------
-------------------- ------------------------------------------------- -----------------------------------------------------
Indonesia            KSEI                                              Equity

                     (PT Kustodian Sentral Efek Indonesia)
-------------------- ------------------------------------------------- -----------------------------------------------------
-------------------- ------------------------------------------------- -----------------------------------------------------
Ireland              CREST                                             Equity + Corporate Debt

                     (CRESTCo Limited)
-------------------- ------------------------------------------------- -----------------------------------------------------
-------------------- ------------------------------------------------- -----------------------------------------------------
Ireland              CBISSO                                            Government Debt
                     (Central Bank of Ireland Securities
                     Settlements Office)
-------------------- ------------------------------------------------- -----------------------------------------------------
-------------------- ------------------------------------------------- -----------------------------------------------------
Israel               TASE Clearing House                               Equity, Corporate + Government Debt
                     (Tel Aviv Stock Exchange Clearing House)
-------------------- ------------------------------------------------- -----------------------------------------------------
-------------------- ------------------------------------------------- -----------------------------------------------------
Italy                Monte Titoli S.p.A.                               Equity + Corporate Debt
-------------------- ------------------------------------------------- -----------------------------------------------------
-------------------- ------------------------------------------------- -----------------------------------------------------
Italy                Banca d'Italia                                    Government Debt
-------------------- ------------------------------------------------- -----------------------------------------------------
-------------------- ------------------------------------------------- -----------------------------------------------------
Ivory Coast          DC/BR                                             Equity

                     (Le Depositaire Central / Banque de Reglement)
-------------------- ------------------------------------------------- -----------------------------------------------------
-------------------- ------------------------------------------------- -----------------------------------------------------
Japan                JASDEC                                            Equity + Convertible Debt
                     (Japan Securities Depository Center)
-------------------- ------------------------------------------------- -----------------------------------------------------
-------------------- ------------------------------------------------- -----------------------------------------------------
Japan                BoJ                                               Registered Government Debt

                     (Bank of Japan)
-------------------- ------------------------------------------------- -----------------------------------------------------
-------------------- ------------------------------------------------- -----------------------------------------------------
Kazakhstan           CSD                                               Equity

                     (Central Securities Depository CJSC)
-------------------- ------------------------------------------------- -----------------------------------------------------
-------------------- ------------------------------------------------- -----------------------------------------------------
Latvia               LCD                                               Equity, Corporate + Government Debt
                     (Latvian Central Depository)
-------------------- ------------------------------------------------- -----------------------------------------------------
-------------------- ------------------------------------------------- -----------------------------------------------------
Lebanon              Midclear S.A.L.                                   Equity
                     (Custodian and Clearing Center of Financial
                     Instruments for Lebanon and the Middle East
                     S.A.L.)
-------------------- ------------------------------------------------- -----------------------------------------------------
-------------------- ------------------------------------------------- -----------------------------------------------------
Lithuania            CSDL                                              Equity + Government Debt
                     (Central Securities Depository of Lithuania)
-------------------- ------------------------------------------------- -----------------------------------------------------
-------------------- ------------------------------------------------- -----------------------------------------------------
Luxembourg           Clearstream                                       Equity
                     (Clearstream Banking S.A.)
-------------------- ------------------------------------------------- -----------------------------------------------------
-------------------- ------------------------------------------------- -----------------------------------------------------
Malaysia             MCD                                               Equity + Corporate Debt
                     (Malaysian Central Depository Sdn. Bhd.)
-------------------- ------------------------------------------------- -----------------------------------------------------
-------------------- ------------------------------------------------- -----------------------------------------------------
Mauritius            CDS                                               Equity + Corporate Debt
                     (Central Depository and Settlement Company
                     Limited)
-------------------- ------------------------------------------------- -----------------------------------------------------
-------------------- ------------------------------------------------- -----------------------------------------------------
Mexico               INDEVAL                                           Equity, Corporate + Government Debt
                     (S.D. INDEVAL S.A. de C.V.)
-------------------- ------------------------------------------------- -----------------------------------------------------
-------------------- ------------------------------------------------- -----------------------------------------------------
Morocco              Maroclear                                         Equity, Corporate + Government Debt
-------------------- ------------------------------------------------- -----------------------------------------------------
-------------------- ------------------------------------------------- -----------------------------------------------------
Netherlands          NECIGEF                                           Equity, Corporate + Government Debt
                     (Nederlands Centraal Insituut voor Giraal
                     Effectenverkeer B.V.)
-------------------- ------------------------------------------------- -----------------------------------------------------
-------------------- ------------------------------------------------- -----------------------------------------------------
New Zealand          NZCSD                                             Equity, Corporate + Government Debt

                     (New Zealand Central Securities Depository)
-------------------- ------------------------------------------------- -----------------------------------------------------
-------------------- ------------------------------------------------- -----------------------------------------------------
Nigeria              CSCS                                              Equity, Corporate + Government Debt
                     (Central Securities Clearing System Limited)
-------------------- ------------------------------------------------- -----------------------------------------------------
-------------------- ------------------------------------------------- -----------------------------------------------------
Norway               VPS                                               Equity, Corporate + Government Debt
                     (Verdipapirsentralen)
-------------------- ------------------------------------------------- -----------------------------------------------------
-------------------- ------------------------------------------------- -----------------------------------------------------
Oman                 MDSRC                                             Equity
                     (The Muscat Depository and Securities
                     Registration Company, S.A.O.C.)
-------------------- ------------------------------------------------- -----------------------------------------------------
-------------------- ------------------------------------------------- -----------------------------------------------------
Pakistan             CDC                                               Equity + Corporate Debt
                     (Central Depository Company of Pakistan
                     Limited)
-------------------- ------------------------------------------------- -----------------------------------------------------
-------------------- ------------------------------------------------- -----------------------------------------------------
Pakistan             SBP                                               Government Debt
                     (State Bank of Pakistan)
-------------------- ------------------------------------------------- -----------------------------------------------------
-------------------- ------------------------------------------------- -----------------------------------------------------
Peru                 CAVALI                                            Equity, Corporate + Government Debt
                     (CAVALI ICLV S.A.)
-------------------- ------------------------------------------------- -----------------------------------------------------
-------------------- ------------------------------------------------- -----------------------------------------------------
Philippines          PCD                                               Equity
                     (Philippine Central Depository Inc.)
-------------------- ------------------------------------------------- -----------------------------------------------------
-------------------- ------------------------------------------------- -----------------------------------------------------
Philippines          ROSS                                              Government Debt
                     (Bangko Sentral ng Pilipinas / Register of
                     Scripless Securities)
-------------------- ------------------------------------------------- -----------------------------------------------------
-------------------- ------------------------------------------------- -----------------------------------------------------
Poland               NDS                                               Equity + Long-Term Government Debt
                     (National Depository for Securities S.A.)
-------------------- ------------------------------------------------- -----------------------------------------------------
-------------------- ------------------------------------------------- -----------------------------------------------------
Poland               CRT                                               Short-Term Government Debt
                     (Central Registry of Treasury-Bills)
-------------------- ------------------------------------------------- -----------------------------------------------------
-------------------- ------------------------------------------------- -----------------------------------------------------
Portugal             CVM                                               Equity, Corporate + Government Debt
                     (Central de Valores Mobiliarios e Sistema de
                     Liquidacao e Compensacao)
-------------------- ------------------------------------------------- -----------------------------------------------------
-------------------- ------------------------------------------------- -----------------------------------------------------
Romania              SNCDD                                             Equity
                     (National Company for Clearing, Settlement and
                     Depository for Securities)
-------------------- ------------------------------------------------- -----------------------------------------------------
-------------------- ------------------------------------------------- -----------------------------------------------------
Romania              BSE                                               Equity
                     (Bucharest Stock Exchange Registry)
-------------------- ------------------------------------------------- -----------------------------------------------------
-------------------- ------------------------------------------------- -----------------------------------------------------
Russia               VTB                                               Government Debt (Ministry of Finance Bonds)

                     (Vneshtorgbank)
-------------------- ------------------------------------------------- -----------------------------------------------------
-------------------- ------------------------------------------------- -----------------------------------------------------
Russia               NDC                                               Equity, Corporate + Government Debt
                     (National Depository Centre)
-------------------- ------------------------------------------------- -----------------------------------------------------
-------------------- ------------------------------------------------- -----------------------------------------------------
Russia               DCC                                               Equity
                     (Depository Clearing Company)
-------------------- ------------------------------------------------- -----------------------------------------------------
-------------------- ------------------------------------------------- -----------------------------------------------------
Singapore            CDP                                               Equity + Corporate Debt
                     (The Central Depository (Pte) Limited)
-------------------- ------------------------------------------------- -----------------------------------------------------
-------------------- ------------------------------------------------- -----------------------------------------------------
Singapore            SGS                                               Government Debt

                     (Monetary Authority of Singapore / Singapore
                     Government Securities Book-Entry System)
-------------------- ------------------------------------------------- -----------------------------------------------------
-------------------- ------------------------------------------------- -----------------------------------------------------
Slovak Republic      SCP                                               Equity, Corporate + Government Debt
                     (Stredisko cennych papierov SR Bratislava,
                     a.s.)
-------------------- ------------------------------------------------- -----------------------------------------------------
-------------------- ------------------------------------------------- -----------------------------------------------------
Slovak Republic      NBS                                               Government Debt
                     (National Bank of Slovakia)
-------------------- ------------------------------------------------- -----------------------------------------------------
-------------------- ------------------------------------------------- -----------------------------------------------------
Slovenia             KDD                                               Equity + Corporate Debt
                     (Centralna klirinsko depotna druzba d.d.)
-------------------- ------------------------------------------------- -----------------------------------------------------
-------------------- ------------------------------------------------- -----------------------------------------------------
South Africa         CDL                                               Corporate + Government Debt

                     (Central Depository (Pty) Limited)
-------------------- ------------------------------------------------- -----------------------------------------------------
-------------------- ------------------------------------------------- -----------------------------------------------------
South Africa         STRATE                                            Equity

                     (Share Transactions Totally Electronic)
-------------------- ------------------------------------------------- -----------------------------------------------------
-------------------- ------------------------------------------------- -----------------------------------------------------
South Korea          KSD                                               Equity, Corporate + Government Debt

                     (Korea Securities Depository)
-------------------- ------------------------------------------------- -----------------------------------------------------
-------------------- ------------------------------------------------- -----------------------------------------------------
Spain                SCLV                                              Equity + Corporate Debt
                     (Servicio de Compensacion y Liquidacion de
                     Valores, S.A.)
-------------------- ------------------------------------------------- -----------------------------------------------------
-------------------- ------------------------------------------------- -----------------------------------------------------
Spain                CBEO                                              Government Debt
                     (Banco de Espana / Central Book Entry Office)
-------------------- ------------------------------------------------- -----------------------------------------------------
-------------------- ------------------------------------------------- -----------------------------------------------------
Sri Lanka            CDS                                               Equity
                     (Central Depository System (Private) Limited)
-------------------- ------------------------------------------------- -----------------------------------------------------
-------------------- ------------------------------------------------- -----------------------------------------------------
Sweden               VPC                                               Equity, Corporate + Government Debt
                     (Vardepapperscentralen AB)
-------------------- ------------------------------------------------- -----------------------------------------------------
-------------------- ------------------------------------------------- -----------------------------------------------------
Switzerland          SIS                                               Equity, Corporate + Government Debt
                     (SIS SegaInterSettle AG)
-------------------- ------------------------------------------------- -----------------------------------------------------
-------------------- ------------------------------------------------- -----------------------------------------------------
Taiwan               TSCD                                              Equity + Government Debt
                     (Taiwan Securities Central Depository Co.,
                     Ltd.)
-------------------- ------------------------------------------------- -----------------------------------------------------
-------------------- ------------------------------------------------- -----------------------------------------------------
Thailand             TSD                                               Equity, Corporate + Government Debt
                     (Thailand Securities Depository Company
                     Limited)
-------------------- ------------------------------------------------- -----------------------------------------------------
-------------------- ------------------------------------------------- -----------------------------------------------------
Tunisia              STICODEVAM                                        Equity + Corporate Debt
                     (Societe Tunisienne Interprofessionnelle pour
                     la Compensation et le Depot des Valeurs
                     Mobilieres)
-------------------- ------------------------------------------------- -----------------------------------------------------
-------------------- ------------------------------------------------- -----------------------------------------------------
Turkey               TAKASBANK                                         Equity + Corporate Debt
                     (IMKB Takas ve Saklama Bankasi A.S.)
-------------------- ------------------------------------------------- -----------------------------------------------------
-------------------- ------------------------------------------------- -----------------------------------------------------
Turkey               CBT                                               Government Debt

                     (Central Bank of Turkey)
-------------------- ------------------------------------------------- -----------------------------------------------------
-------------------- ------------------------------------------------- -----------------------------------------------------
United Kingdom       CREST                                             Equity + Corporate Debt

                     (CRESTCo Limited)
-------------------- ------------------------------------------------- -----------------------------------------------------
-------------------- ------------------------------------------------- -----------------------------------------------------
United Kingdom       CMO                                               Sterling & Euro CDs + CP
                     (Central Moneymarkets Office)
-------------------- ------------------------------------------------- -----------------------------------------------------
-------------------- ------------------------------------------------- -----------------------------------------------------
United States        DTC                                               Equity + Corporate Debt
                     (Depository Trust Company)
-------------------- ------------------------------------------------- -----------------------------------------------------
-------------------- ------------------------------------------------- -----------------------------------------------------
United States        PTC                                               Mortgage Back Debt
                     (Participants Trust Company)
-------------------- ------------------------------------------------- -----------------------------------------------------
-------------------- ------------------------------------------------- -----------------------------------------------------
United States        FED                                               Government Debt

                     (The Federal Reserve Book-Entry System)
-------------------- ------------------------------------------------- -----------------------------------------------------
-------------------- ------------------------------------------------- -----------------------------------------------------
Uruguay              BCU                                               Government Debt
                     (Banco Central del Uruguay)
-------------------- ------------------------------------------------- -----------------------------------------------------
-------------------- ------------------------------------------------- -----------------------------------------------------
Venezuela            BCV                                               Government Debt
                     (Banco Central de Venezuela)
-------------------- ------------------------------------------------- -----------------------------------------------------
-------------------- ------------------------------------------------- -----------------------------------------------------
Zambia               CSD                                               Equity + Government Debt
                     (LuSE Central Shares Depository Limited)
-------------------- ------------------------------------------------- -----------------------------------------------------
-------------------- ------------------------------------------------- -----------------------------------------------------
Zambia               BoZ                                               Government Debt
                     (Bank of Zambia)
-------------------- ------------------------------------------------- -----------------------------------------------------